AMENDMENT NO. 2

                                       TO

                                 LOAN AGREEMENT


         AMENDMENT NO. 2 dated as of September 30, 1999, among MERISEL AMERICAS, INC. ("Borrower"), the financial institutions listed on the signature pages hereof (each a "Lender" and collectively, the "Lenders") and BANK OF AMERICA, N.A., as agent (the "Agent").

         WHEREAS, the Borrower, the Agent and the Lenders are parties to a certain Loan and Security Agreement, dated as of June 30, 1998 (the "Loan Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions therein set forth, to provide certain financial accommodations to the Borrower; and

         WHEREAS, the Borrower desires that the Lenders amend certain provisions of the Loan Agreement, and the Lenders are willing, subject to the terms and conditions hereinafter set forth, to do so;

         NOW, THEREFORE, the Borrowers and the Lenders hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement.

         SECTION 2.        AMENDMENTS

                  (a)      The  definition of  "Applicable  Margin" set forth in
Section 1.1 of the Loan  Agreement is hereby amended by:

(i) deleting the amount of "0%" set forth in clause (i) thereof and substituting therefor the amount of ".75%"; and

(ii) deleting the amount of "2.25%" set forth in the table contained in such definition and substituting therefor the amount of "3.00%."

                  (b) Sections 9.22 and 9.23 of the Loan Agreement are hereby amended to read in their entirety as follows:

                  "9.22 Minimum Adjusted Net Earnings from Operations. The Parent will maintain Adjusted Net Earnings from Operations, determined as of the last day of each Fiscal Year, of not less than ($35,000,000) for 1999, ($11,500,000) for 2000 and
                  $3,000,000 for each Fiscal year thereafter.

           9.23 Interest Coverage Ratio. For the fiscal periods set forth below, the Parent will maintain an Interest Coverage Ratio in the amount set forth opposite such fiscal period:

             Fiscal Period                                      Ratio

   Four quarters ending September 30, 1999                   .72 to 1.00
   Four quarters ending December 31, 1999                    .15 to 1.00
   Quarter ending March 31, 2000                             .90 to 1.00
   Quarter ending June 30, 2000                              .90 to 1.00
   Quarter ending September 30, 2000                        1.00 to 1.00
   Quarter ending December 31, 2000                         1.10 to 1.00
   Each quarter ending thereafter                           1.10 to 1.00"


         SECTION 3. EFFECTIVENESS. The amendment made herein shall become effective as of September 30, 1999, when (i) the Lenders shall have duly executed and delivered this Agreement and counterparts hereof shall have been duly executed and delivered to the Agent by the Borrower and (ii) Borrower shall have paid Agent on behalf of Lenders an amendment fee of $75,000.

         SECTION 4. COUNTERPARTS AND GOVERNING LAW. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with the law of the State of California.

         SECTION 5. REFERENCES TO LOAN AGREEMENT. From and after the effectiveness of this Agreement and the waivers and agreements contemplated hereby, all references in the Loan Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan Agreement as certain provisions thereof are amended or supplemented by this Agreement, and all references in other documents to the Loan Agreement shall mean such agreement as certain provisions thereof are amended or supplemented by this Agreement.

         SECTION 6. INVALIDITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be ineffective and valid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Agreement being prohibited or invalid.

         SECTION 7. RATIFICATION AND CONFIRMATION. The Loan Agreement is hereby ratified and confirmed and, except as herein otherwise agreed, remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         MERISEL AMERICAS, INC.

                                         By:___________________________
                                         Title:________________________




                                         BANK OF AMERICA, N.A.
                                         Individually and as Agent


                                         By:___________________________
                                         Title:________________________



                                         CONGRESS FINANCIAL CORPORATION


                                          By:___________________________
                                          Title:________________________